UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 20, 2008 (August 14, 2008)

CHINA NUTRIFRUIT GROUP LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

2-93231-NY	87-0395695
(Commission File Number)	(IRS Employer Identification No.)

No. 2 Wenhua Street Dongfeng New Village, Daqing, Heilongjiang 163311, China
(Address of Principal Executive Offices)

(86) 459-4609488
(Registrant's Telephone Number, Including Area Code)

FASHION TECH INTERNATIONAL, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2008, China Nutrifruit Group Limited, a Nevada company (the "Company"), filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, pursuant to which the Company amended its previous Articles of Incorporation to, among other things, change its name from "Fashion Tech International, Inc." to "China Nutrifruit Group Limited." The foregoing description of the provisions of the Amended and Restated Articles of Incorporation of the Company is qualified in its entirety by reference to the provisions of the Amended and Restated Articles attached hereto as Exhibit 3.1 and incorporated by reference herein.

The new CUSIP number for the Company’s common stock is 16944U 108. The Company has requested a new symbol for quotation on the Over The Counter Bulletin Board, however one has not yet been assigned.

Item 9.01     Financial Statements And Exhibits.

(d)     Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Nevada on August 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NUTRIFRUIT GROUP LIMITED

	By:	/s/ Colman Cheng
Colman Cheng
Chief Financial Officer
Dated: August 20, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Nevada on August 14, 2008